UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

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[ ] Preliminary Information Statement	[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

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ECOSCIENCES, INC.

(Name of Registrant as Specified in Charter)

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ECOSCIENCES, INC.

420 Jericho Turnpike, Suite 110

Jericho, NY 11753

(516) 465-3964

www.ecosciences.company

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about April 24, 2017 to the holders of record of the outstanding shares of common stock, $0.0001 par value per share (the “Common Stock”), of Ecosciences, Inc., a Nevada corporation (the “Company”), as of the close of business on April 13, 2017 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to a written consent in lieu of a stockholders meeting, dated the Record Date (the “Written Consent”), by the holder of 200,000 outstanding shares of Series B Non-Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), representing approximately 80% of all votes entitled to be voted at any annual or special meeting of stockholders of the Company or action by written consent (the “Majority Stockholder”). Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to Ecosciences, Inc. and its wholly-owned subsidiary, Eco-Logical Concepts, Inc., a Delaware corporation.

On the Record Date, the Board of Directors of the Company (the “Board”) and Majority Stockholder approved of the following corporate action (the “Corporate Action”) by Written Consent:

●	To effect a reverse stock split of all the outstanding shares of the Company’s Common Stock at a ratio of one post-split share per ten-thousand pre-split shares (1:10,000), without changing the $0.0001 par value or authorized amount of Common Stock (the “Reverse Stock Split”).

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding voting capital and are sufficient under the Nevada Revised Statutes (“NRS”) and the Company’s Articles of Incorporation and Bylaws to approve of the Reverse Stock Split. Accordingly, the Corporate Action will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the Corporate Action in accordance with the requirements of the Exchange Act, and the regulations promulgated thereunder, including Regulation 14C.

Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Action will not be implemented until at least twenty (20) calendar days after the mailing of a Definitive Information Statement to Company stockholders as of the Record Date. We anticipate the effective date of the Corporate Action to be May 15, 2017.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

Date: April 24, 2017	By:	/s/ Joel Falitz
Joel Falitz
Chairman of the Board, Chief Executive Officer, President, Secretary and Treasurer

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ECOSCIENCES, INC.

420 Jericho Turnpike, Suite 110

Jericho, NY 11753

(516) 465-3964

www.ecosciences.company

GENERAL INFORMATION

This Information Statement is being first mailed on or about April 24, 2017 to the stockholders of the Company by the Board to provide material information regarding the Corporate Action that has been approved by the Written Consent of the Board and Majority Stockholder. Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future, you would like to receive multiple copies of information statements or information statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR AN INFORMATION STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE REVERSE STOCK SPLIT BY THE BOARD AND THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The Board believes that the Stockholders of the Company will benefit from the Reverse Stock Split because it believes that such Reverse Stock Split could be a catalyst for an increase in the stock price of the Common Stock, which in turn could increase the marketability and liquidity of the Company’s Common Stock, as well as increase the profile of the Company for private investment, acquisitions and other future opportunities that become available to the Company.

Accordingly, it is the Board’s opinion that the Reverse Stock Split would better position the Company to attract potential business candidates and provide the Stockholders a greater potential return.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDER

Under the NRS and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval to effectuate the Reverse Split requires the affirmative vote or written consent of the majority of the issued and outstanding shares of voting capital stock of the Company.

Each share of Common Stock entitles the holder to one vote per share. On the Record Date, there were 531,030,850 shares of Common Stock issued and outstanding. There were also 1,593,630 shares of Series A Preferred Stock (the “Series A Preferred Stock”), 200,000 shares of Series B Preferred Stock (“Series B Preferred Stock”), 4,700,000 shares of Series C Preferred Stock (“Series C Preferred Stock”) and 710,000 shares of Series D Preferred Stock (“Series D Preferred Stock”) issued and outstanding as of the Record Date. The outstanding shares of the Series A Preferred Stock vote on a share for share basis with our Common Stock on any matter, including but not limited to, the Corporate Action. The outstanding shares of Series B Preferred Stock vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series B Preferred Stock outstanding and as long as at least one share of Series B Preferred Stock is outstanding, the outstanding shares of Series B Preferred Stock shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of the stockholders of the Company or action by written consent of the stockholders of the Company. Each outstanding share of the Series B Preferred Stock represents its proportionate share of the 80% which is allocated to the outstanding shares of Series B Preferred Stock. Each share of Series C Preferred Stock has the equivalency of twelve (12) shares of Common Stock, and each share of Series D Preferred Stock has the voting equivalency of ten (10) shares of Common Stock.

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Joel Falitz, the Chief Executive Officer, President and Chairman of the Board, holds all of the 200,000 outstanding shares of Series B Preferred Stock, as well as 46,201,500 shares of our Common Stock, 2,700,000 shares of our Series C Preferred Stock and 100,000 shares of our Series D Preferred Stock (the “Majority Stockholder”).

On the Record Date, our Board of Directors and the Majority Stockholder adopted a resolution approving the Reverse Split. Accordingly, the Company has obtained all necessary corporate approvals in connection with the adoption of the Corporate Action. The Company is not seeking written consent from any other stockholders, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

ACTIONS TO BE TAKEN

The Reverse Stock Split will become effective on the date that we file the Certificate of Amendment to the Certificate of Incorporation of the Company (the “Amendment”) with the Secretary of State of Nevada. We intend to file the Amendment with the Secretary of State of Nevada on or about April 24, 2017 which will become effective promptly after the twentieth (20th ) day following the date on which this Information Statement is mailed to the stockholders of record as of the Record Date.

Notwithstanding the foregoing, we must first notify FINRA of the intended Reverse Stock Split by filing the Issuer Company Related Action Notification Form. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

THE 1-FOR-10,000 REVERSE STOCK SPLIT

General

Pursuant to the Reverse Stock Split, each 10,000 shares of our Common Stock will be automatically combined, without any further action by the stockholders, into one share of Common Stock. No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, the Company will issue to the stockholders one additional share of Common Stock for each fractional share. The Company anticipates that the effective date of the Reverse Stock Split will be May 15, 2017.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

Purpose and Effect of the Reverse Stock Split

Our Board believes that, among other reasons, the number of outstanding shares of Common Stock have made it difficult for the Company to attract new investors and potential business candidates. Our Board proposed the Reverse Stock Split as one method to attract business opportunities for the Company. Our Board believes that the Reverse Stock Split could increase the stock price of our Common Stock and that the higher stock price could help generate interest in the Company by investors and provide business opportunities.

However, the effect of the Reverse Stock Split, if any, upon the stock price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies like us is varied. Further, we cannot assure you that the stock price of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding as a result of the Reverse Stock Split because, among other things, the stock price of our Common Stock may be based on our performance and other factors as well.

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The principal effect of the Reverse Stock Split will be the reduction in the number of shares of Common Stock issued and outstanding from 531,030,850 shares as of the Record Date to approximately 53,103 shares (depending on the number of fractional shares that are issued). The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders holding a fractional share of our Common Stock. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split shall not affect any rights, privileges or obligations with respect to the shares of Common Stock existing prior to the Reverse Stock Split, nor does it increase or decrease the market capitalization of the Company. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

By reducing the number of issued and outstanding shares of Common Stock, more shares of Common Stock are available for issuance as a result of the Reverse Stock Split. The Board believes that the availability of more shares of Common Stock for issuance will allow the Company greater flexibility in pursuing financing from investors and issuing shares of Common Stock in exchange for such financing, meeting business needs as they arise, taking advantage of favorable opportunities, and responding to a changing corporate environment.

The following chart depicts the capitalization structure of the Company both pre-Reverse Stock Split and post-Reverse Stock Split:

Common Stock	Pre-Split	Post-Split
Authorized	1,950,000,000	1,950,000,000
Outstanding	531,030,850	53,103	*
Available	1,418,969,150	1,949,946,897	*

*Final numbers may differ slightly based due to fractional shares being rounded up to nearest whole-number.

Certain Risks Associated with the Reverse Stock Split

You should recognize that you will own a lesser number of shares of Common Stock than you presently own. While we hope that the Reverse Stock Split will result in an increase in the potential stock price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the potential stock price of our Common Stock by a multiple equal to the inverse of the Reverse Stock Split ratio or result in the permanent increase in any potential stock price (which is dependent upon many factors, including our performance and prospects). Should the stock price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the possibility exists that potential liquidity in the stock price of our Common Stock could be adversely affected by the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split. In addition, the Reverse Stock Split will increase the number of Stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. As a result, we cannot assure you that the Reverse Stock Split will achieve the desired results that have been outlined above.

Following the Reverse Stock split, there will be approximately 530,977,747 additional shares of Common Stock available for issuance by the Board, without further shareholder approval, for stock dividends, acquisitions, raising additional capital, stock options or other corporate purposes. The additional shares of Common Stock could be used for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although there are no immediate plans to do so. Assurances cannot be provided that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the number of available authorized shares of Common Stock be used as a type of antitakeover device. Any additional Common Stock, when issued, would have the same rights and preferences as the shares of Common Stock presently outstanding. Other than convertible notes and other agreements previously disclosed by the Company in its public filings, there is currently no plan, agreement or other understanding that could require the Company to issue shares of Common Stock.

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Anti-Takeover Effects of the Reverse Stock Split

Although the Series B Preferred Stock essentially guarantees that the holder(s) thereof will maintain control of matters subject to a Company stockholder vote, Joel Falitz, the current holder of the outstanding shares Series B Preferred Stock is also the Company’s Chief Executive Officer, President and Chairman of the Board. In the event Mr. Falitz would be required to recuse himself from voting on one or matters presented to the stockholders for a vote, the Company would have more authorized Common Stock as a result of the Reverse Stock Split which could be issued and dilute the voting power of the Common Stock held by the disinterested stockholders prior to the issuance.

THE OVERALL EFFECT OF THE REVERSE STOCK SPLIT MAY BE TO RENDER MORE DIFFICULT THE CONSUMMATION OF MERGERS WITH THE COMPANY OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE IT DIFFICULT TO REMOVE MANAGEMENT.

A possible effect of the Reverse Stock Split is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. Our management could use the additional shares of Common Stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of Common Stock.

The Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reverse Stock Split a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. As discussed above, the reason for the Reverse Stock Split is to increase the number of shares of Common Stock that the Company is able to issue in order to attract potential investors and conduct equity financings.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

We anticipate that the Reverse Stock Split will become effective on May 15, 2017, or as soon thereafter as is reasonably practicable (the “Effective Date”). Beginning on the Effective Date, each stock certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares of Common Stock.

Our transfer agent, VStock Transfer, LLC, will act as exchange agent (the “Exchange Agent”) for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares of Common Stock are asked to surrender to the Exchange Agent stock certificates evidencing their pre-Reverse Stock Split shares in exchange for stock certificates representing post-Reverse Stock Split shares of Common Stock in accordance with the procedures set forth in the letter of transmittal sent by the Exchange Agent. No new stock certificates will be issued to a stockholder until such stockholder has surrendered the outstanding stock certificate(s) held by such Stockholder, together with a properly completed and executed letter of transmittal.

Further, prior to filing the amendment to the Certificate of Incorporation reflecting the Reverse Stock Split, we must first notify the Financial Industry Regulatory Authority (“FINRA”) by filing the Issuer Company Related Action Notification Form for the Reverse Stock Split. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Fractional Shares

No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, the Company will issue to the Stockholders one additional share of Common Stock for each fractional share.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in the Corporate Action as a result of their ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in the Corporate Action that are different from or greater than those of any other of our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our Common Stock indicated as beneficially owned by them.

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of the Record Date, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding voting capital stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our capital stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Ecosciences, Inc., 420 Jericho Turnpike, Suite 110, Jericho, NY 17753.

	Common Stock		Series A Preferred		Series B Preferred		Series C Preferred		Series D Preferred
Stockholder	Amount	% (1)	Amount	% (2)	Amount	% (3)	Amount	% (4)	Amount	% (5)
Joel Falitz —CEO, Pres., Chairman	46,201,501	8.70%	0	-	200,000	100%	2,700,000	57.45%	100,000	14.08%
Dan Cohen —Chief Operating Officer	0	-	0	-	0	-	0	-	100,000	14.08%
All Directors and Officers (2 persons)	46,201,501	8.70%	0	-	200,000	100%	2,700,000	57.45%	200,000	28.16%

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(1)	Applicable percentage ownership is based on 531,030,850 shares of Common Stock outstanding as of the Record Date.

(2)	Applicable percentage ownership is based on 1,593,630 shares of Series A Preferred Stock outstanding as of the Record Date. Holders of the Series A Preferred Stock are entitled to vote on a matter with Holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to one (1) vote.

(3)	Applicable percentage ownership is based on 200,000 shares of Series B Preferred Stock outstanding as of the Record Date. The outstanding shares of Series B Preferred Stock shall vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series B Preferred Stock outstanding and as long as at least one of such shares of Series B Preferred Stock is outstanding, shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of the Company or action by written consent of stockholders. Each outstanding share of the Series B Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series B Preferred Stock.

(4)	Applicable percentage ownership is based on 4,700,00 shares of Series C Preferred Stock outstanding as of the Record Date. Holders of the Series C Preferred Stock are entitled to vote on a matter with Holders of Common Stock, voting together as one class, each share of Series C Preferred Stock shall be entitled to twelve (12) votes.

(5)	Applicable percentage ownership is based on 710,000 shares of Series D Preferred Stock outstanding as of the Record Date. Holders of the Series D Preferred Stock are entitled to vote on a matter with Holders of Common Stock, voting together as one class, each share of Series C Preferred Stock shall be entitled to ten (10) votes.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at Ecosciences, Inc., 420 Jericho Turnpike, Suite 110, Jericho, NY 17753.

DIVIDEND POLICY

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of our Board. We intend to retain earnings, if any, for use in its business operations and accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

DISSENTER’S RIGHTS OF APPRAISAL

The stockholders have no dissenter’s rights under the NRS or the Company’s Articles of Incorporation or By-Laws in connection with the Corporate Action.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

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You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

You may also access our SEC reports through our website www.ecosciences.company or request a copy of these filings, at no cost, by writing Ecosciences, Inc., 420 Jericho Turnpike, Suite 110, Jericho, NY 11753 or telephoning the Company at (561) 465-3964. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 420 Jericho Turnpike, Suite 110, Jericho, NY 11753 or telephoning the Company at (561) 465-3964.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Reverse Stock Split, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors,

Dated: April 24, 2017	By:	/s/ Joel Falitz
Joel Falitz
Chairman of the Board, Chief Executive Officer, President, Secretary and Treasurer

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